UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to Section 240.14a-12

SKYBRIDGE MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC

SKYBRIDGE G II FUND, LLC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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SKYBRIDGE MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC

SKYBRIDGE G II FUND, LLC

527 Madison Avenue, 4th Floor

New York, New York 10022

September 6, 2019

Dear Shareholder:

A joint special meeting (the “Special Meeting”) of the shareholders of SkyBridge Multi-Adviser Hedge Fund Portfolios LLC and SkyBridge G II Fund, LLC (each, a “Fund,” and together, the “Funds”), will be held at the offices of the proxy solicitation firm, AST Fund Solutions, 48 Wall Street, 23rd Floor, New York, NY 10005 on October 15, 2019, at 10:00 a.m. (Eastern Time) to vote on the proposal described in the enclosed proxy statement.

YOUR VOTE IS EXTREMELY IMPORTANT.

As discussed in more detail in the enclosed proxy statement, you are being asked to vote on the election of three nominees to the board of directors of each Fund (the “Board” or “Board of Directors”) to serve until their successors are duly elected and qualify. If you are unable to attend the special meeting, or would prefer not to, please vote by proxy in one of the ways described below.

The Board unanimously recommends that you vote FOR the proposal.

The reasons for this recommendation, which are described in detail in the accompanying proxy statement, include: (i) that the new director nominees will bring additional experience, expertise and diversity to Board; and (ii) the shareholders’ election of the proposed individuals, including one individual who currently serves as a director, will provide the Board with flexibility to appoint additional or replace existing directors in the future to address the changing needs of each Fund while ensuring that at least two-thirds of the directors have been elected by the shareholders of the Funds, as required by the Investment Company Act of 1940, as amended (the “1940 Act”).

If the proposal is approved, the new director nominees will assume their positions as members of the Board of Directors of the Funds immediately following the Special Meeting on October 15, 2019.

You can vote quickly and easily in any one of these ways:

•	Via the internet, through the website listed on your voting form;

•	Via telephone, using the toll-free number listed on the voting form;

•	Via mail, by returning the proxy card included with the proxy statement; or

•	In person, by attending the shareholder meeting on October 15, 2019.

If you have any questions regarding the enclosed proxy materials or need assistance in voting your shares, please contact AST Fund Solutions, the company retained to coordinate proxy solicitation and voting, at 1-800-967-5079. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

Thank you for taking these matters seriously and participating in this important process.

Sincerely,

/s/ Raymond Nolte
Raymond Nolte Chair of the Board of Directors and President of the Funds

Questions and Answers for Shareholders

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC and SkyBridge G II Fund, LLC (each, a “Fund,” and together, the “Funds”), will be holding a joint special meeting of shareholders on October 15, 2019 (the “Special Meeting”) to elect nominees to serve on the board of directors of each Fund (the “Board” or “Board of Directors”). The current Board unanimously recommends voting in favor of the proposal. The following questions and answers provide a brief overview of the items contained in the enclosed proxy statement. We encourage you to read the full text of the proxy statement carefully.

What am I being asked to vote on at the upcoming Special Meeting? You are being asked to vote on one proposal:

1.	The election of three nominees to the Board of Directors of each Fund to serve a term of an indefinite duration and until their successors are duly elected and qualify.

Has the Board of Directors approved the proposal?

Yes. The Board unanimously recommends that you vote FOR the proposal being presented to shareholders at the Special Meeting.

Why am I being asked to vote on the Director nominations for my Fund?

Section 16(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), which regulates investment companies like your Fund, requires a shareholder vote to elect additional Directors if less than two-thirds of the Directors then holding office were elected to such office by the holders of the outstanding voting securities of the company. Three of the four current Directors were elected by shareholders. In order to expand the Board to six members, each Fund is required to obtain shareholder approval.

Who are the nominees to serve as directors?

There are three nominees. The nominees for election to the Board of Directors are Ms. Molly A. Hall and Messrs. R. Stephen Hale and Brett S. Messing. Mr. Hale currently serves on the Board of Directors. Ms. Hall and Mr. Messing do not currently serve on the Board of Directors. Biographical information for each is presented in the proxy statement.

Why am I being asked to vote in favor of the proposal?

Shareholders are being asked to elect the three nominees to serve on the Board of Directors of the Funds: (i) because the two director nominees that do not currently serve as directors will bring additional experience, expertise and diversity to the Board; and (ii) to ensure that the Board has flexibility in the future to appoint additional or replace departing directors while complying with the 1940 Act’s requirement that at least two-thirds of the members of the Board have been elected by the shareholders of the Funds.

What is the required vote needed for the proposal to pass?

Election of each Director nominee requires a plurality of the votes cast at the Special Meeting by the shareholders of each Fund.

Who is entitled to vote on the proposal?

All Fund shareholders of record as of the close of business on September 6, 2019 are eligible to vote on the election of directors and are urged to do so.

i

I only have a few shares.

Why should I bother to vote? Each vote makes a difference. Your vote is needed to help ensure that the proposal can be acted upon. Voting promptly is also important. If we do not receive enough votes, we will have to re-solicit shareholders, which can be time consuming and may delay the Special Meeting. We encourage all shareholders to participate in the governance of the Funds.

Is the Fund paying for preparation, printing and mailing of these proxy materials?

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC will bear its pro rata share of the expenses of preparation, printing and mailing of the enclosed proxy card, the accompanying notice and proxy statement.

For SkyBridge G II Fund, LLC, SkyBridge Capital II, LLC, each Fund’s investment adviser (“SkyBridge” or the “Adviser”), has agreed to waive part or all of its advisory fee (net of any compensation paid by the Adviser or its affiliates to the Fund’s placement agents in connection with the placement of shares or servicing of investors), or reimburse SkyBridge G II Fund, LLC in a corresponding amount, to the extent necessary to prevent SkyBridge G II Fund, LLC’s ordinary expenses from exceeding 1.50% per annum of its average monthly net assets. As a result of this expense limitation, the Adviser will bear SkyBridge G II Fund, LLC’s pro rata share of the expenses of preparation, printing and mailing of the enclosed proxy card, the accompanying notice and proxy statement.

Whom may I call if I have questions?

If you have any questions regarding the enclosed proxy materials or need assistance in voting your shares, please contact AST Fund Solutions, the company retained to coordinate proxy solicitation and voting, at 1-800-967-5079. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

How do I vote my shares?

For your convenience, there are several ways you can vote:

•

By Mail: You may vote by completing the enclosed proxy card by dating, signing and returning it in the postage paid envelope. Please note that if you sign and date the proxy card but give no voting instructions, your shares will be voted “FOR” the proposal described above.

•	By Telephone: You may vote by telephone by calling the number on your proxy card. To vote in this manner, you will need the “control” number that appears on your proxy card.

•

Via the Internet: You may vote via the Internet by accessing the website address printed on the enclosed proxy card. To vote in this manner, you will need the “control” number that appears on your proxy card.

•	In Person: Attend the Special Meeting and vote as described in the proxy statement.

Will anyone contact me?

You may receive a call to verify that you received your proxy materials, to answer any questions you may have about the proposal and to encourage you to vote.

ii

SKYBRIDGE MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC

SKYBRIDGE G II FUND, LLC

527 Madison Avenue, 4th Floor

New York, New York 10022

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 15, 2019

NOTICE IS HEREBY GIVEN that a joint special meeting of shareholders (the “Special Meeting”) of SkyBridge Multi-Adviser Hedge Fund Portfolios LLC and SkyBridge G II Fund, LLC (each, a “Fund,” and together, the “Funds”), will be held at the offices of the proxy solicitation firm, AST Fund Solutions, 48 Wall Street, 23rd Floor, New York, NY 10005 on October 15, 2019, at 10:00 a.m. (Eastern Time) for the following purposes:

1.

The election of three nominees to the board of directors of each Fund (the “Board” or “Board of Directors”) to serve a term of an indefinite duration and until their successors are duly elected and qualify.

The incumbent Board of Directors has fixed the close of business on September 6, 2019 as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting or any adjournment or postponement thereof.

You are cordially invited to attend the Special Meeting. Shareholders who do not expect to attend the Special Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for this purpose. You also have the opportunity to provide voting instructions via telephone or the Internet. Each Fund encourages shareholders to take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Directors.

If you have any questions regarding the enclosed proxy materials or need assistance in voting your shares, please contact AST Fund Solutions, the company retained to coordinate proxy solicitation and voting, at 1-800-967-5079. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on October 15, 2019: This Notice of Joint Special Meeting of Shareholders, the Proxy Statement and the form of proxy cards are available on the Internet at www.skybridge.com. On this website, you will be able to access the Notice of Joint Special Meeting of Shareholders, the proxy statement, the form of proxy cards and any amendments or supplements to the foregoing material that are required to be furnished to shareholders.

By Order of the Board of Directors.

/s/ Brahm Pillai
Brahm Pillai
Secretary of each Fund

New York, New York

Dated: September 6, 2019

SKYBRIDGE MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC

SKYBRIDGE G II FUND, LLC

527 Madison Avenue, 4th Floor

New York, New York 10022

JOINT SPECIAL MEETING OF SHAREHOLDERS

OCTOBER 15, 2019

JOINT PROXY STATEMENT

Introduction

This joint proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the board of directors (the “Board” or the “Board of Directors”) of each of SkyBridge Multi-Adviser Hedge Fund Portfolios LLC and SkyBridge G II Fund, LLC (each, a “Fund,” and together, the “Funds”), to be used at a joint special meeting of shareholders and any adjournments (collectively, the “Special Meeting”) of each of the Funds to be held at the offices of the proxy solicitation firm, AST Fund Solutions, 48 Wall Street, 23rd Floor, New York, NY 10005 on October 15, 2019, at 10:00 a.m. (Eastern Time). This Proxy Statement and the accompanying Notice of Joint Special Meeting of Shareholders and proxy card are first being mailed on or about September 10, 2019.

The shareholders of each Fund will vote separately at the Special Meeting on the proposal described below, although voting instructions are being solicited through use of this joint Proxy Statement. In order for the Special Meeting to go forward for a Fund there must be a quorum for that Fund. This means that at least one third of the total number of votes eligible to be cast by all shareholders of the Fund at the Special Meeting must be represented in person or by proxy at the Special Meeting.

The Board has fixed the close of business on September 6, 2019 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Special Meeting and at any adjournment or postponement thereof. Shareholders on the Record Date will be entitled to one vote for each share held. As of the most recent date for which the Funds have information available, each Fund had the following number of outstanding shares and net assets:

Fund Name	Shares Outstanding[1]	Net Assets[2]
SkyBridge Multi-Adviser Hedge Fund Portfolios LLC	4,070,966.250	$4,959,702,963
SkyBridge G II Fund, LLC	118,161.119	$122,898,198

Persons who, to the knowledge of the Funds, beneficially own five percent or more of a Fund’s outstanding shares are listed in Exhibit A under “Share Ownership of Certain Beneficial Owners.”

Even if you plan to attend the Special Meeting, please sign, date and return the proxy card you receive, or if you provide voting instructions by telephone or over the Internet, please vote on the proposal. If you authorize your proxy by telephone or over the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card. This code is designed to confirm your identity, provide access into the voting sites and confirm that your instructions are properly recorded.

All properly executed proxies received prior to the Special Meeting will be voted at the Special Meeting. On the matters coming before the Special Meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the shares will be voted accordingly. If you are the record owner of your Fund shares and your proxy is

[1]	As of August 31, 2019.
[2]	As of August 1, 2019.

properly executed and returned and no choice is specified, the shares will be voted FOR the election of each nominee to the Board of Directors. Shareholders who execute a proxy may revoke that proxy at any time before the proxy is voted by filing with their Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Special Meeting and voting in person. If your shares are held by your broker or dealer, you must provide voting instructions to such broker or dealer in order to vote your shares.

Photographic identification will be required for admission to the Special Meeting.

The financial statements of each Fund for the fiscal year ended March 31, 2019, are included in the Fund’s annual report, which have been previously sent to shareholders. Each Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. Such requests should be directed to the respective Fund at 527 Madison Avenue, 4th Floor, New York, New York 10022, or by calling 1-(855)-631-5474.

Copies of annual and semi-annual reports of each Fund are also available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at www.sec.gov.

Please note that only one annual or semi-annual report or Proxy Statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or semi-annual report or this Proxy Statement or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact their Fund at the address and phone number set forth above.

YOUR VOTE IS IMPORTANT

To avoid the unnecessary expense of further solicitation, we urge you to indicate voting instructions on the enclosed proxy card, and if received by mail, date and sign it and return it promptly in the envelope provided, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” the election of each nominee to the Board of Directors.

PROPOSAL 1. ELECTION OF DIRECTORS

Description of the Proposal

You are being asked to elect three nominees to the Board of Directors of each Fund, two of whom, Ms. Molly A. Hall and Mr. Brett S. Messing, do not currently serve as Directors. The third, Mr. R. Stephen Hale, currently serves as a Director, but was not elected to his position by the shareholders of either Fund. Each director nominee would serve for a term of indefinite duration and until his or her successor is duly elected and qualifies. It is the intention of the persons named as proxies in the enclosed proxy to vote the shares covered thereby for the election of the three nominees named above, unless the proxy contains contrary instructions.

Two of the nominees were recommended for nomination by the Nominating and Compensation Committee of the Board of Directors. Ms. Hall and Mr. Hale, are not “interested persons” of either Fund (collectively, the “Independent Director Nominees”), as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). Mr. Messing is currently an “advisory director” to the Board. Mr. Messing, an owner and senior executive at SkyBridge Capital II, LLC, each Fund’s investment adviser (“SkyBridge” or the “Adviser”), is an interested person of each Fund (the “Interested Director Nominee”).

Approval by shareholders of the nominees will allow the Board future flexibility to appoint new directors to fill vacancies without another shareholder vote, while still maintaining compliance with the regulatory requirements of the 1940 Act. In addition, the nominees will bring additional experience, expertise and diversity to Board. Each of the nominees has consented to serve on the Board of Directors. The Board knows of no reason why any of the nominees will be unable to serve, but in the event any nominee is unable to serve or will not serve, the proxies received indicating a vote in favor of such nominee will be voted for a substitute nominee as the incumbent Board may recommend.

Nominees

Basic information concerning the nominees is set forth below. The address of each nominee is 527 Madison Avenue, 4th Floor, New York, New York 10022.

INDEPENDENT DIRECTOR NOMINEES(1)

NAME AND YEAR OF BIRTH	CURRENT POSITION(S) HELD WITH THE FUNDS	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR DURING PAST 5 YEARS
R. Stephen Hale (born 1952)	Director	December 2018 to present	Retired since 2017; prior thereto, Senior Hedge Fund Relationship Manager in Europe for BNP Paribas	Two	N/A

Molly A. Hall (born 1975)	N/A	N/A	Founder of Miramar Alternatives, LLC since 2016; prior thereto, Executive Vice President and Alternatives Strategist at PIMCO.	Two	N/A

INTERESTED DIRECTOR NOMINEE(3)

NAME AND YEAR OF BIRTH	CURRENT POSITION(S) HELD WITH THE FUNDS	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR DURING PAST 5 YEARS
Brett S. Messing (born 1964)	Advisory Director	June 2019 to present.	Partner, President and Chief Operating Officer at SkyBridge since 2018; Senior Advisor at Export–Import Bank of the United States (2017).	Two	N/A

(1)	An Independent Director is any director that is not an “interested person” of the Funds within the meaning of Section 2(a)(19) of the 1940 Act.
(2)	Each Director’s term of office is indefinite and each nominee’s term of office would be indefinite.
(3)

An Interested Director is a director that is an “interested person” of the Funds within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Messing is an interested person of the Funds because of his position with SkyBridge.

Qualifications of Nominees

Each nominee was nominated to join the Board based on a variety of factors, none of which, by itself, was a controlling factor. The Nominating and Compensation Committee has concluded, based on each nominee’s experience, qualifications, attributes or skills, on an individual basis and in combination with those of other nominees or incumbent directors, that each nominee is qualified to serve as a member of the Board of Directors. Among the attributes common to all the nominees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other directors, the Adviser, counsel, the independent registered public accounting firm and other service providers, and to exercise effective business judgment in the performance of their duties as members of the Board of Directors. A nominee’s ability to perform his or her duties effectively may have been attained through the nominee’s business, consulting, public service and/or academic positions, and through experience other registered funds, public companies, non-profit entities or other organizations. Each nominee’s ability to perform his or her duties effectively also has been enhanced by his or her educational background or professional training, and/or other life experiences. With respect to diversity, the Nominating and Compensation Committee considered each candidate’s background, experience and skills and determined that each will contribute to the diversity of the Board. In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each nominee.

Independent Director Nominees

R. Stephen Hale. Mr. Hale has significant experience in the financial services space. In considering whether to nominate Mr. Hale, the Nominating and Governance Committee and the Board of Directors took into account Mr. Hale’s senior management experience at three global investment banks and his extensive experience working with hedge funds, international money managers and complicated derivative products. The Nominating and Governance Committee and the Board of Directors concluded that Mr. Hale is well-suited and qualified to serve as a member of the Board of Directors.

Molly A. Hall. Ms. Hall has two decades of business experience in the alternative investment industry. In considering whether to nominate Ms. Hall, the Nominating and Governance Committee and the Board of

Directors took into account Ms. Hall’s extensive experience in various executive and other positions with Miramar, PIMCO and Canyon Partners, including her experience launching hedge fund strategies. The Nominating and Governance Committee and the Board of Directors concluded that Ms. Hall is well-suited and qualified to serve as a member of the Board of Directors.

Interested Director Nominee

Brett S. Messing. Mr. Messing has served as an Advisory Director of the Funds since June of 2019. In addition, he has founded or co-founded and has senior management experience at various financial services companies. He has been Partner, President and Chief Operating Officer of the Adviser since November 2018. In addition to his roles at SkyBridge and with the Funds, Mr. Messing is a Visiting Senior Research Fellow in Law, Economics and Business at Harvard Law School.

Specific details regarding each nominee’s principal occupations during the past five years are included in the table above.

Nominee Ownership of Fund Shares

The table below shows the aggregate dollar range of shares of the Funds beneficially owned by each director nominee as of August 31, 2019 are set forth below.

Name of Nominee	Dollar Range of Equity Securities in each Fund		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Nominee in Family of Investment Companies
	Name of Fund	Dollar Range
Independent Director Nominees
R. Stephen Hale	None	None	None
Molly A. Hall	None	None	None

Interested Director Nominee
Brett S. Messing	None	None	None

Ownership in Certain Entities

The table below shows ownership, beneficially or of record, if any, by each Independent Director Nominee and his or her immediate family members in the Adviser or Hastings Capital Group, LLC, the Funds’ principal underwriter or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Adviser or principal underwriter, as applicable, as of August 31, 2019.

Name of Nominee	Name of Owner and Relationship to Nominee	Name of Company	Title of Class of Security	Value of Securities	Percent of Class
R. Stephen Hale	N/A	N/A	N/A	$0	N/A
Molly A. Hall	N/A	N/A	N/A	$0	N/A

None of the Independent Director Nominees has purchased or sold securities in an amount exceeding one percent of any class of the Adviser or its subsidiaries since December 31, 2018.

Fund Ownership of the Directors and Officers

As of August 31, 2019 the Directors and Officers of the Funds owned an aggregate of:

•	less than 1% of SkyBridge Multi-Adviser Hedge Fund Portfolios LLC; and

•	less than 1% of SkyBridge G II Fund, LLC.

The directors and officers of the Funds intend to vote in favor of the election of each nominee.

Compensation of Directors and Certain Officers

The Independent Directors are paid in aggregate, for their service as members of the Board of Directors of each Fund, an annual retainer of $90,000, a fee per telephonic meeting of the Board of Directors of $500 and a fee per in person meeting of the Board of Directors of $1,000 plus reasonable out-of-pocket expenses. The Chair of the Audit Committee receives a $5,000 per year supplemental retainer. Directors are reimbursed by the Funds for their travel expenses related to Board meetings. A portion of such fees and costs are allocated to each Fund according to its relative net assets and a portion is split equally between each Fund.

The table below shows the compensation that was paid to the Board of Directors for the fiscal year ending March 31, 2019.

Compensation Table for Fiscal Year Ending March 31, 2019

NAME OF DIRECTOR	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF COMPANY EXPENSES(2)	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT(2)	TOTAL COMPENSATION FROM FUNDS PAID TO DIRECTOR
INDEPENDENT DIRECTORS
R. Stephen Hale(3)	None	None	$0
Charles Hurty	None	None	$93,500
Steven Krull	None	None	$88,500
Joshua Weinreich(4)	None	None	$88,500

INTERESTED DIRECTOR
Raymond Nolte	None	None	None

(1)	The amounts listed represent payments made during the fiscal year ending March 31, 2019.
(2)	The Funds do not have a bonus, profit sharing or retirement plan, and Directors do not receive any pension or retirement benefits from the Company.
(3)	Appointed as an Independent Director December 2018.
(4)	Resigned as an Independent Director December 2018.

Organization of the Board of Directors

The Chair of the Board of Directors is Mr. Raymond Nolte, an Interested Director affiliated with the Adviser to the Funds. The organization of the Board of Directors in this manner allows for a “majority independent” Board with a senior representative of the Adviser who presides at Board meetings, supervises the Board agenda and oversees the business of the Funds between meetings. The Board believe that Mr. Nolte’s serving as Chair allows the Board to best leverage his familiarity with the day-to-day operations of the Funds and his leadership role within the Adviser, with no undue limitation on the role of the Independent Directors in proposing matters for discussion or guiding Board-level deliberations. The overall size of the Board, even when increased to six members, assures significant participation by every Board member, so that no separate role for a “lead” Independent Director has been judged necessary. It is also the judgment of the Board that aspects of the Board’s business and that certain types of responsibilities are especially appropriate to be handled by committees of the

Board that are comprised solely of the Independent Directors, namely the Nominating and Compensation Committee and Audit Committee. In reaching these judgments, the Directors considered the Board’s working experience and committee structures, legal requirements under applicable law, including the Investment Company Act, the perceived expectations of shareholders, information available on industry practice generally, the nature of underlying investment programs, and the relationship between the Company and its principal service providers.

Board Oversight of Risk Management

While the Board generally considers day-to-day risk oversight a function of the Funds’ officers and personnel of the Adviser, the Board carefully considers risk management matters and requests and receives reports on a variety of matters relevant to that function. By way of example:

•	The Board receives regular written reports on position size for the Funds’ investments, their correlation and liquidity profiles, and other commonly considered portfolio risk factors.

•

The Board regularly meets with the Funds’ Chief Compliance Officer to discuss specific risk management protocols overseen by the compliance department, such as compliance with various ongoing investment restrictions.

•

The Board regularly meets with senior management of the Adviser to discuss operational and business risks presented by dealings with the Adviser, such as reliance on key personnel and the Adviser’s ownership structure, affiliate relationships and financial position.

•	The Board reviews certain operational risks presented by dealings with such service providers as the custodian and the administrators.

•

The Audit Committee regularly meets with the Funds’ officers and the Funds’ independent public accounting firm to discuss matters of risk management relating to financial and accounting controls and to discuss financial reporting, tax and other matters.

The Board does not maintain a specific committee devoted to risk management responsibilities, in part because the small size of the Board does not require streamlining by committees. The Board also does not maintain any specific Board reporting protocols for the Adviser’s risk management personnel and has not specified that risk management or reporting should be centralized in any one person or separate body.

Committees

The Board of Directors has formed an Audit Committee currently composed of each of the three Independent Directors, the functions of which are: (1) to oversee the Funds’ accounting and financial reporting policies and practices, its internal controls and, as the Audit Committee may deem necessary or appropriate, the internal controls of certain of the Funds’ service providers; (2) to oversee the quality and objectivity of Funds’ financial statements and the independent audit of those statements; (3) to assist the Board of Directors in selecting the Funds’ independent registered public accounting firm, to directly supervise the compensation and performance of such independent registered public accountants and generally to act as a liaison between the independent registered public accountants and the Board of Directors; and (4) to review and, as appropriate, approve in advance all professional services provided by such independent registered public accountants to the Funds, the Adviser and, in certain cases, other affiliates of the Funds. During the fiscal year ending March 31, 2019 the Audit Committee met four times.

The Board of Directors has formed a Nominating and Compensation Committee currently composed of each of the three Independent Directors, the functions of which are: (1) to select and nominate to the Board of Directors each Independent Director and (2) to recommend to the Board of Directors any appropriate changes in compensation for each Independent Director. When considering nominees to serve as Interested Directors, the

Nominating and Compensation Committee may consider suggestions from anyone it deems appropriate, including the views and recommendations of the Adviser. With respect to diversity, the Nominating and Compensation Committee considers whether a candidate’s background, experience and skills will contribute to the diversity of the Board. The Nominating and Compensation Committee will not normally consider director nominations submitted by shareholders. During the fiscal year ending March 31, 2019 the Nominating and Compensation Committee met two times. The Nominating and Compensation Committee follows the Board’s procedures concerning compliance with investment company governance requirements, and has not adopted a formal written charter.

The Board of Directors has formed a Valuation Committee, currently composed of three directors, whose function, subject to the oversight of the Board of Directors, is to review the Funds’ valuation methodologies, valuation determinations and any relevant information provided to the Valuation Committee by the Adviser. The Valuation Committee will act in accordance with the Funds’ valuation procedures. During the fiscal year ending March 31, 2019 the Valuation Committee met four times.

Shareholder Approval

Election of each nominee requires a plurality of the votes cast at the Special Meeting by the shareholders of a Fund.

Recommended Shareholder Action

The Board unanimously recommends that shareholders of each Fund vote FOR the election of each nominee as a Director of the Fund.

ADDITIONAL INFORMATION

Expenses and Methods of Proxy Solicitation. SkyBridge Multi-Adviser Hedge Fund Portfolios LLC will bear the costs of its proxy solicitation and its pro rata share of the expenses of preparation, printing and mailing of the enclosed proxy card, the accompanying notice and proxy statement.

For SkyBridge G II Fund, LLC, the Adviser has agreed to waive part or all of its advisory fee (net of any compensation paid by the Adviser or its affiliates to the Fund’s placement agents in connection with the placement of shares or servicing of investors), or reimburse SkyBridge G II Fund, LLC in a corresponding amount, to the extent necessary to prevent SkyBridge G II Fund, LLC’s ordinary expenses from exceeding 1.50% per annum of its average monthly net assets. As a result of this expense limitation, the Adviser will bear the costs of SkyBridge G II Fund, LLC’s proxy solicitation and SkyBridge G II Fund, LLC’s pro rata share of the expenses of preparation, printing and mailing of the enclosed proxy card, the accompanying notice and proxy statement.

In order to obtain the necessary quorum and vote at the Special Meeting, supplementary solicitation may be made by mail, telephone or personal interview by representatives of the Funds, as well as by financial services firms or their representatives, who will receive no extra compensation for their services. If, by the time scheduled for the Special Meeting, a quorum of shareholders is not present or if a quorum is present but sufficient votes to allow action on the proposal are not received from the shareholders, the chairman of the Special Meeting or, if a shareholder vote is called, the shareholders who are present at the meetings, may adjourn the Special Meeting to permit further solicitation of proxies from shareholders. Any Special Meeting convened on the date it was called may be adjourned without further notice other than announcement at the Special Meeting. The Funds have retained AST Fund Solutions, to assist in the solicitation and tabulation of proxies at a cost of approximately $131,000.

Authorizations to execute proxies may be obtained by telephonic transmitted instructions in accordance with procedures designed to authenticate the shareholder’s identity. In all cases where a telephonic proxy is solicited, the shareholder may be asked to provide his or her full name, address, certain other information and the number of shares owned and to confirm that the shareholder has received the Proxy Statement and proxy card in the mail. Within 72 hours of receiving a shareholder’s telephonically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder’s instructions and to provide a telephone number to call immediately if the shareholder’s instructions are not correctly reflected in the confirmation.

Quorum. The presence in person or by proxy of shareholders holding one-third (33 1/3%) of the total number of votes eligible to be cast by all shareholders as of the record date shall constitute a quorum of each Fund. Failure of a quorum to be present at the Special Meeting will necessitate adjournment. For purposes of determining the presence of a quorum, abstentions and broker non-votes will be treated as shares that are present at the Meeting.

Voting Requirement. All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Special Meeting in accordance with the directions on the proxies; if no direction is indicated, the votes will be cast “FOR” each nominee a.

Assuming a quorum is present at the Special Meeting, approval of each nominee will require the affirmative vote of a plurality of the votes cast at the Special Meeting by the shareholders of a Fund. The vote for each nominee is on a nominee-by-nominee basis and is not cumulative.

Broker Non-Votes and Abstentions. Broker-dealer firms holding shares of the Funds in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the Meeting. The Funds understand that, under the rules of the New York Stock Exchange, in a non-contested election of a director of an investment company registered under the 1940 Act a broker member may authorize a proxy in its discretion without instructions from the customer. With respect to the proposal to elect the nominees for director, broker non-votes and abstentions will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for purposes of determining the presence of a quorum at the Special Meeting.

If, at the Special Meeting, a validly executed proxy is submitted by a broker-dealer or record holder and no voting instructions are given, the shareholders represented by the proxy will be present for purposes of obtaining a quorum at the Special Meeting and the persons named as proxy holders will cast all votes entitled to be cast pursuant to that proxy “FOR” each nominee.

Other Matters. Under Delaware law, if other matters are presented for a vote at the Special Meeting or any adjournments thereof, the proxy holders will vote the shares represented by properly executed proxies according to their judgment on those matters, acting in the best interests of each Fund.

Fiscal Year. The fiscal year end of each Fund is March 31.

Security Ownership of Certain Beneficial Owners. The table in Exhibit A lists the persons who owned of record or beneficially 5% or more of the Funds outstanding shares as of the date of this Proxy Statement.

Information about SkyBridge Capital II, LLC. The Adviser is a limited liability company formed under the laws of the State of Delaware. Additional information regarding the Adviser is set out in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-71056). Subject to the overall authority of the Board, the Adviser furnishes continuous investment supervision and management to the Funds and also furnishes office space, equipment, and management personnel. The Adviser’s address is 527 Madison Avenue, 4th Floor New York, New York 10022.

The Adviser does not provide investment advisory services to registered investment companies with similar investment objectives as the Funds. The name, address and principal occupation of the principal executive officers and directors of the Adviser are listed in Exhibit B.

Directors and Officers of the Funds. The name, address, position, principal occupations during the past five years, number of portfolios overseen and other directorships held during the past five years of the current members of the Board of Directors other than Mr. Hale and the name, address, position and principal occupations during the past five years of the principal executive officers of the Funds are listed in Exhibit C.

Administrator, Custodian and Escrow Agent. SkyBridge and BNY Mellon Investment Servicing (US), Inc. (“BNYM”), have each been appointed by the Company to provide certain administrative services to the Funds. The Funds have retained The Bank of New York Mellon to provide certain custodial services to the Funds and BNY Mellon Investment Servicing (US), Inc. to serve as escrow agent with respect to subscription monies received from prospective investors. The offices of the BNYM are located at 400 Bellevue Parkway, Wilmington, Delaware 19809.

Principal Underwriter. Hastings Capital Group, LLC, an affiliate of the Adviser, has been appointed to serve as the Company’s principal underwriter. The offices of the principal underwriter are located at 527 Madison Avenue, 4th Floor, New York, New York 10022.

Independent Registered Public Accounting Firm. Information on KPMG LLP, each Fund’s independent registered public accounting firm, is available in Exhibit D.

Shareholder Report Delivery. Each Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. A copy of such reports may be obtained without charge by contacting the respective Fund at 527 Madison Avenue, 4th Floor, New York, New York 10022, or by calling (855) 631-5474. A copy will also be available on www.skybridge.com.

Delivery of Proxy Materials. A single Proxy Statement and Notice of Joint Special Meeting of Shareholders will be delivered to two or more shareholders who share an address, unless a Fund has received contrary instructions from one or more shareholders. Each Fund will furnish, without charge, upon request, a separate copy of the Proxy Statement and Notice of Joint Special Meeting of Shareholders to any shareholder at a shared address to which a single copy was delivered. Further, shareholders who share an address and are receiving multiple copies of the Proxy Statement and Notice of Joint Special Meeting of Shareholders may contact a Fund in order to receive a single copy of any future proxy statement or notice. Such requests should be directed to the attention of AST Fund Solutions, the company retained to coordinate proxy solicitation and voting, at 1-800-967-5079. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

Shareholder Proposals. The Funds are not required to hold annual meetings of shareholders and do not currently intend to hold an annual meeting of shareholders in 2019. The Fund’s limited liability company agreement provides that only matters set forth in the notice of a meeting may be voted on by shareholders at the meeting. A shareholder proposal intended to be presented at any meeting called in the future must be received by the Fund within a reasonable time before the solicitation for that meeting is made. Otherwise, the Fund will not be able to include the proposal in the notice of meeting, proxy statement and form of proxy relating to the meeting. There is no guarantee that any proposal submitted by a shareholder will be included in a proxy statement. Moreover, inclusion of any such proposals is subject to limitations under the federal securities laws. Persons named as proxies for any subsequent shareholders’ meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

Amendment to LLC Agreement. On September 5, 2019, the Board of each Fund amended its limited liability company agreement to set the quorum requirement for a shareholder meeting as the presence in person or by proxy of shareholders holding one-third of the total number of votes eligible to be cast by all shareholders as of the record date, and to amend the notice provision to allow for notices provided under the limited liability company agreement to be made through a public filing with the SEC. Each Fund will furnish the text of the amendment to any shareholder upon request.

Communications with the Board. Shareholders of a Fund who wish to send communications to the Board or a specified directors should submit the communication in writing to the attention of the Funds’ Secretary at: 527 Madison Avenue, 4th Floor, New York, New York 10022, Attention: Brahm Pillai, Secretary, identifying the correspondence as intended for the Board or a specified director.

Please vote promptly by signing and dating the enclosed proxy card, and if received by mail, returning it in the accompanying postage-paid return envelope OR by following the enclosed instructions to provide voting instructions by telephone or over the Internet.

By Order of the Board of Directors.

Brahm Pillai

Secretary of each Fund

Dated: September 6, 2019

Exhibit A

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of August 31, 2019, and to the knowledge of SkyBridge Multi Adviser Hedge Fund Portfolios LLC, no shareholder owned 5% or more of SkyBridge Multi Adviser Hedge Fund Portfolios LLC.

As of August 31, 2019, and to the knowledge of the SkyBridge G II Fund, LLC, the following shareholder owns 5% or more of the SkyBridge G II Fund, LLC’s securities: Lincoln Institute of Land Policy, 11010 N Tatum Blvd, Phoenix, AZ 85028, 9.34%. The listed shareholder is not related to the Funds except by virtue of share ownership.

A-1

Exhibit B

ADDITIONAL INFORMATION REGARDING THE ADVISER

SkyBridge is organized as a limited liability company under the laws of the State of Delaware and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Personnel of SkyBridge serve as portfolio managers to certain clients and registered and unregistered investment funds (including the Funds). The offices of the Company are located at 527 Madison Avenue, 4th Floor, New York, New York 10022, and its telephone number is (212) 485-3100. SkyBridge is principally owned by its founder, Anthony Scaramucci, together with Brett S. Messing and Raymond C. Nolte.

Each of the executive officers listed below may be contacted by mail addressed to their attention in care of SkyBridge.

NAME	Position with Skybridge and Principal Occupation
Anthony Scaramucci	Founder and Managing Partner
Raymond Nolte	Managing Partner and Chief Investment Officer
Brett S. Messing	President and Chief Operating Officer
Robert Phillips	Chief Financial Officer
A. Marie Noble	General Counsel

The following officers or directors of the Funds are also an officer, employee, director, general partner or shareholder of SkyBridge:

NAME	POSITION(S) HELD WITH THE FUNDS	Position with SkyBridge and Principal Occupation
Raymond Nolte	President and Director (Chair)	Managing Partner and Chief Investment Officer

Brett S. Messing	Advisory Director, Interested Director Nominee	President and Chief Operating Officer

Christopher Hutt	Vice President	Partner

A. Marie Noble	Chief Compliance Officer	Partner, General Counsel and Chief Compliance Officer

Robert J. Phillips	Treasurer; Principal Financial Officer	Partner and Chief Financial Officer

Brahm Pillai	Secretary	Director

B-1

Exhibit C

DIRECTORS AND OFFICERS OF THE FUNDS

Certain information concerning the directors and officers of the Funds, except for Mr. R. Stephen Hale, is set forth below. Information concerning Mr. Hale is set forth in the proposal section of the proxy statement. The address for each director and officer in his or her capacity as such is 527 Madison Avenue, 4th Floor, New York, New York 10022.

INDEPENDENT DIRECTORS

NAME AND AGE	POSITION(S) HELD WITH THE FUNDS	TERM OF OFFICE(1) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR DURING PAST 5 YEARS
Charles Hurty (born 1943)	Director	November 2002 to present	Business Consultant since October 2001; prior thereto, Partner with accounting firm of KPMG LLP.	Two	iShares Trust and iShares, Inc. (320 portfolios) (retired from iShares role December 2018).

Steven Krull (born 1957)	Director	November 2002 to present	Associate Professor of Finance at Hofstra University; Business Consultant; Consultant at McGraw Hill Financial.	Two	Cantor Opportunistic Alternatives Fund (prior to March 2015).

INTERESTED DIRECTOR

NAME AND AGE	POSITION(S) HELD WITH THE FUNDS	TERM OF OFFICE(1) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR DURING PAST 5 YEARS
Raymond Nolte (born 1961)	President and Director (Chair)	September 2005 to present	Chief Investment Officer or Co-Chief Investment Officer, SkyBridge (2010 – present); President, Director and Portfolio Manager of SkyBridge G II Fund, LLC since July 2011; Portfolio Manager to the Company since 2005.	Two

(1)	Term of office of each director is indefinite.

C-1

OFFICERS

NAME AND AGE	POSITION(S) HELD WITH THE COMPANY	TERM OF OFFICE(1) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Raymond Nolte (born 1961)	President and Director (Chair)	September 2005 to present	See table for “Interested Directors” above

Christopher Hutt (born 1970)	Vice President	June 2009 to present	Partner, SkyBridge (2015 – present); Managing Director, SkyBridge (2011 – 2015)

A. Marie Noble (born 1972)	Chief Compliance Officer	December 2010 to present	Partner, SkyBridge (2013 – present); General Counsel, Chief Compliance Officer, SkyBridge (2010 – present)

Robert J. Phillips (born 1962)	Treasurer; Principal Financial Officer	July 2010 to present	Partner and Chief Financial Officer, SkyBridge (2007 – present)

Brahm Pillai (born 1979)	Secretary	June 2009 to present	Director, SkyBridge (2015 – present); Vice President, SkyBridge (2010 – 2015)

(1)	Term of office of each director is indefinite.

Other than as described above, none of the Independent Directors has held any other position with (i) the Funds, (ii) an investment company having the same adviser or principal underwriter as the Funds or an adviser or principal underwriter that controls, is controlled by or is under common control with the Adviser, (iii) the Adviser or other affiliate of the Funds or (iv) any person controlling, controlled by or under common control with the Adviser. The Independent Directors are represented by legal counsel that is independent from counsel to the Funds and the Adviser.

To date, Mr. Raymond Nolte owns 530.560 shares of limited liability company interest in SkyBridge Multi Adviser Hedge Fund Portfolios LLC and owns no shares in SkyBridge G II Fund, LLC. No other director owns shares of, or maintains any direct or indirect interest in, the Funds. Additionally, the directors and officers, as a group, own beneficially less than 1% of the outstanding shares of the respective Funds.

Mr. Anthony Scaramucci, a founder of the Adviser, is neither an officer nor director of the Funds, so his ownership of the Funds’ Shares is not shown here. Information about Mr. Scaramucci’s ownership of the Funds’ shares is available on the SEC’s website.

C-2

Exhibit D

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Independent Registered Public Accounting Firm

KPMG LLP (“KPMG”), an independent registered public accounting firm, audited the financial statements of each Fund for the fiscal year ended March 31, 2019. KPMG has audited the financial statements of each Fund for its last two fiscal years, and has represented that it does not have any direct financial interest or any material indirect financial interest in the Funds. Representatives of KPMG are not expected to attend the Special Meeting but will be available by phone and will have the opportunity to make a statement and respond to appropriate questions from shareholders.

Independent Registered Public Accounting Firm’s Fees

The following table sets forth the aggregate fees billed by KPMG for the last two fiscal years for professional services rendered for: (i) the audit of each of the Fund’s annual financial statements included in the Fund’s annual report to shareholders; (ii) assurance and related services that are reasonably related to the performance of the audit of each of the Fund’s financial statements and are not reported under (i), which include advice and education on accounting and auditing issues, and consent letters; (iii) tax compliance, tax advice and tax return preparation, which includes an annual distribution review; and (iv) aggregate non-audit services provided to the Funds, the Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Service Affiliates”), which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70. No other services were provided to the Funds during this period.

	Year Ended March 31	Audit Fee	Audit Related Fees	Tax Fees	All Other Fees for Services Provided to the Fund
SkyBridge Multi-Adviser Hedge Fund Portfolios LLC	2018	$270,000	$2,954	$101,000	—
	2019	$288,000	$3,416	$101,000	—
SkyBridge G II Fund, LLC	2018	$80,000	$66	$75,500	—
	2019	$93,000	$84	$75,500	—

All fees for non-audit services provided to the Funds and the Adviser for fiscal years ended March 31, 2018 and 2019, totaled $0 and $0, respectively.

The Funds’ Audit Committee’s policies and procedures require the pre-approval of all audit and non-audit services provided to the Funds by the Funds’ independent registered public accounting firm. The Funds’ Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Funds. All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table are for services pre-approved by the Audit Committee.

The Audit Committee has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Funds’ independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the independent registered public accounting firm’s independence.

D-1

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE] SHAREHOLDER’S REGISTRATION PRINTED HERE ***BOXES FOR TYPSETTING PURPOSES ONLY*** THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 6x9 ENVELOPES. SKYBRIDGE MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 15, 2019 The undersigned, revoking prior proxies, hereby appoints Christopher Hutt and Raymond Nolte, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of the above named Fund (the “Fund”) to be held at the offices of the solicitation firm, AST Fund Solutions, 48 Wall Street, 23rd Floor, New York, NY 10005, at 10:00 a.m. Eastern Time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned. Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-800-967-5079. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on October 15, 2019. The proxy statement for this meeting is available at: https://vote.proxyonline.com/skybridge/docs/skybridge2019.pdf 1. MAIL your signed and voted proxy back in the postage paid envelope provided 2. ONLINE at proxyonline.com using your proxy control number found below 3. By PHONE when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line 4. By PHONE with a live operator when you call toll-free 1-800-967-5079 Monday through Friday 9 a.m. to 10 p.m. Eastern time PROXY VOTING OPTIONS 12345678910 CONTROL NUMBER SIGN, DATE AND VOTE ON THE REVERSE SIDE PROXY CARD YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE] SKYBRIDGE MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC This proxy is solicited on behalf of the Fund’s Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR ALL”, if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting. THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR ALL” NOMINEES. TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: • FOR ALL WITHHOLD ALL FOR ALL, EXCEPT â—‹ â—‹ â—‹ PROPOSAL: The election of three nominees to the board of directors of each Fund (the “Board” or “Board of Directors”) to serve a term of an indefinite duration and until their successors are duly elected and qualify. The Board recommends a vote “FOR ALL” of the nominees listed 1. R. Stephen Hale 2. Molly A. Hall 3. Brett S. Messing INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below. THANK YOU FOR VOTING YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing. SIGNATURE (AND TITLE IF APPLICABLE) DATE SIGNATURE (IF HELD JOINTLY) DATE PROXY CARD

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE] SHAREHOLDER’S REGISTRATION PRINTED HERE ***BOXES FOR TYPSETTING PURPOSES ONLY*** THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 6x9 ENVELOPES. SKYBRIDGE G II FUND, LLC PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 15, 2019 The undersigned, revoking prior proxies, hereby appoints Christopher Hutt and Raymond Nolte, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of the above named Fund (the “Fund”) to be held at the offices of the solicitation firm, AST Fund Solutions, 48 Wall Street, 23rd Floor, New York, NY 10005, at 10:00 a.m. Eastern Time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned. Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-800-967-5079. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on October 15, 2019. The proxy statement for this meeting is available at: https://vote.proxyonline.com/skybridge/docs/skybridge2019.pdf 1. MAIL your signed and voted proxy back in the postage paid envelope provided 2. ONLINE at proxyonline.com using your proxy control number found below 3. By PHONE when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line 4. By PHONE with a live operator when you call toll-free 1-800-967-5079 Monday through Friday 9 a.m. to 10 p.m. Eastern time PROXY VOTING OPTIONS 12345678910 CONTROL NUMBER SIGN, DATE AND VOTE ON THE REVERSE SIDE PROXY CARD YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE] SKYBRIDGE G II FUND, LLC This proxy is solicited on behalf of the Fund’s Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR ALL”, if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting. THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR ALL” NOMINEES. TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: • FOR ALL WITHHOLD ALL FOR ALL, EXCEPT â—‹ â—‹ â—‹ PROPOSAL: The election of three nominees to the board of directors of each Fund (the “Board” or “Board of Directors”) to serve a term of an indefinite duration and until their successors are duly elected and qualify. The Board recommends a vote “FOR ALL” of the nominees listed 1. R. Stephen Hale 2. Molly A. Hall 3. Brett S. Messing INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below. THANK YOU FOR VOTING YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing. SIGNATURE (AND TITLE IF APPLICABLE) DATE SIGNATURE (IF HELD JOINTLY) DATE PROXY CARD